Exhibit 99.1

The following tables summarize the trust portfolio by various criteria as of November 30, 2014 for each of the retailers included in the trust portfolio, except for the “Composition by FICO® Score” table, which reflects receivables balances as of November 30, 2014, and the composition of accounts by FICO® score as most recently refreshed.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

•	Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

•	Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated.

Composition by Retailer

Retailer	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
JCPenney	$3,440,949,593	20.0%	7,072,138	28.9%
Lowe’s	2,988,743,438	17.4%	2,537,797	10.4%
Wal-Mart (1)	2,291,836,047	13.3%	2,061,015	8.4%
Sam’s Club Dual Card	1,972,638,660	11.5%	1,596,288	6.5%
Sam’s Club(1)	1,850,132,547	10.8%	2,719,620	11.1%
Gap Family Dual Card(2)	1,677,432,264	9.8%	1,849,486	7.6%
Belk	954,239,003	5.6%	2,021,863	8.3%
Gap(3)	652,742,267	3.8%	2,087,318	8.5%
Chevron	437,261,485	2.5%	1,713,794	7.0%
JCPenney Dual Card	174,604,340	1.0%	120,599	0.5%
Other	731,344,428	4.3%	669,489	2.7%
Total	$17,171,924,073	100.0%	24,449,407	100.0%

(1)	Sam’s Club and Wal-Mart are affiliated retailers. Sam’s Club cards may also be used at Wal-Mart locations, and Wal-Mart cards may be used at Sam’s Club locations if the cardholder belongs to the club. Figures shown here are based on which retailer is identified on the card, not where the purchase was made.

(2)	Figures presented for Gap Family Dual Card include Old Navy Dual Card, Gap Dual Card and Banana Republic Dual Card, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

(3)	Figures presented for Gap include Old Navy, Gap and Banana Republic, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

Composition by Account Balance

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(14,706,747)	-0.1%	285,593	1.2%
No Balance	-	0.0%	8,920,239	36.5%
$0.01-$500.00	1,334,847,400	7.8%	7,878,498	32.2%
$500.01-$1,000.00	1,604,809,986	9.3%	2,207,777	9.0%
$1,000.01-$2,000.00	3,320,064,257	19.3%	2,294,468	9.4%
$2,000.01-$3,000.00	2,947,697,696	17.2%	1,204,791	4.9%
$3,000.01-$4,000.00	2,284,954,990	13.3%	660,706	2.7%
$4,000.01-$5,000.00	1,919,683,883	11.2%	427,771	1.7%
$5,000.01-$6,000.00	1,412,536,163	8.2%	258,488	1.1%
$6,000.01-$7,000.00	891,676,355	5.2%	138,064	0.6%
$7,000.01-$8,000.00	601,909,637	3.5%	80,827	0.3%
$8,000.01-$9,000.00	386,601,082	2.3%	45,685	0.2%
$9,000.01-$10,000.00	277,792,327	1.6%	29,339	0.1%
$10,000.01-$15,000.00	174,117,597	1.0%	15,549	0.1%
$15,000.01-$20,000.00	20,648,602	0.1%	1,236	0.0%
$20,000.01 or more	9,290,845	0.1%	376	0.0%
Total	$17,171,924,073	100.0%	24,449,407	100.0%

Composition by Credit Limit

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$186,323,521	1.1%	1,883,283	7.7%
$500.01-$1,000.00	540,906,591	3.1%	2,073,637	8.5%
$1,000.01-$2,000.00	1,827,784,506	10.6%	6,091,588	24.9%
$2,000.01-$3,000.00	2,275,137,979	13.2%	4,500,664	18.4%
$3,000.01-$4,000.00	2,031,754,930	11.8%	2,611,497	10.7%
$4,000.01-$5,000.00	2,291,379,861	13.3%	2,158,966	8.8%
$5,000.01-$6,000.00	2,106,370,015	12.3%	1,443,209	5.9%
$6,000.01-$7,000.00	1,378,119,154	8.0%	926,000	3.8%
$7,000.01-$8,000.00	1,482,235,379	8.6%	972,053	4.0%
$8,000.01-$9,000.00	910,091,641	5.3%	489,012	2.0%
$9,000.01-$10,000.00	1,653,100,650	9.6%	1,064,385	4.4%
$10,000.01 or more	488,719,847	2.8%	235,113	1.0%
Total	$17,171,924,073	100.0%	24,449,407	100.0%

Composition by Account Age

Age	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	-	0.0%	-	0.0%
Over 12 Months to 24 Months	15,815,006	0.1%	35,267	0.1%
Over 24 Months to 36 Months	1,145,064,486	6.7%	1,767,318	7.2%
Over 36 Months to 48 Months	1,324,531,685	7.7%	1,882,028	7.7%
Over 48 Months to 60 Months	1,407,164,939	8.2%	1,805,879	7.4%
Over 60 Months to 72 Months	1,337,432,193	7.8%	1,741,361	7.1%
Over 72 Months to 84 Months	1,552,078,007	9.0%	1,785,145	7.3%
Over 84 Months to 96 Months	1,547,258,667	9.0%	1,881,594	7.7%
Over 96 Months to 108 Months	1,214,609,708	7.1%	1,502,648	6.1%
Over 108 Months to 120 Months	1,419,309,478	8.3%	1,595,765	6.5%
Over 120 Months	6,208,659,905	36.2%	10,452,402	42.8%
Total	$17,171,924,073	100.0%	24,449,407	100.0%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances, as applicable, as of November 30, 2014 for each of the retailers included in the trust portfolio.

Composition by Billing Address

State	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$1,658,317,338	9.7%	2,186,203	8.9%
California	1,392,934,548	8.1%	2,433,803	10.0%
Florida	1,111,383,025	6.5%	1,593,866	6.5%
North Carolina	915,845,196	5.3%	1,244,879	5.1%
New York	823,429,387	4.8%	1,258,981	5.1%
Other	11,270,014,579	65.6%	15,731,675	64.3%
Total	$17,171,924,073	100.0%	24,449,407	100.0%

Composition by Delinquency Status

Aging Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$15,967,832,451	93.0%	23,661,685	96.8%
1-29 Days	582,527,919	3.4%	456,856	1.9%
30-59 Days	179,371,408	1.0%	107,388	0.4%
60-89 Days	138,943,359	0.8%	73,722	0.3%
90-119 Days	113,266,536	0.7%	57,300	0.2%
120-149 Days	102,843,570	0.6%	50,507	0.2%
150 or More Days	87,138,830	0.5%	41,949	0.2%
Total	$17,171,924,073	100.0%	24,449,407	100.0%

The following table reflects receivables as of November 30, 2014, and the composition of accounts by FICO® score as most recently refreshed:

Composition by FICO® Score

FICO® Credit Score Range(1)	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$1,292,066,094	7.5%
600 to 659	3,316,846,823	19.3%
660 to 719	6,755,175,993	39.3%
720 and above	5,733,340,013	33.4%
No Score	74,495,150	0.4%
Total	$17,171,924,073	100.0%

(1)	FICO® is a federally registered trademark of Fair, Isaac & Company.

Delinquency and Loss Experience

The following tables set forth the aggregate delinquency and loss experience for cardholder payments on the credit card accounts in the trust portfolio for each of the dates or periods shown. Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

Loss Experience
(Dollars in Thousands)

	Eleven Months Ended November 21,	Securitization Reporting Year
	2014	2013	2012	2011	2010	2009
Average Principal Receivables Outstanding	$17,242,748	$18,127,172	$17,676,845	$17,155,868	$17,547,629	$17,645,181
Gross Principal Charge-Offs	$1,074,700	$1,189,535	$1,221,977	$1,350,808	$1,764,794	$1,603,030
Gross Principal Charge-Offs as a Percentage of Average Principal Receivables Outstanding (Annualized)	6.80%	6.56%	6.91%	7.87%	10.06%	9.08%
Less: Recoveries	$184,659	$214,757	$190,602	$170,904	$147,598	$164,903
Net Principal Charge-Offs	$890,042	$974,778	$1,031,374	$1,179,904	$1,617,195	$1,438,128
Net Principal Charge-Offs as a Percentage of Average Principal Receivables Outstanding (Annualized)	5.63%	5.38%	5.83%	6.88%	9.22%	8.15%
Gross Charge-Off Accounts	754,320	975,186	1,034,536	1,131,247	1,506,814	1,553,564
Average Accounts Outstanding	27,837,242	33,456,581	36,425,576	37,840,154	40,654,019	43,532,164
Gross Charge-Offs as a Percentage of Average Accounts Outstanding (Annualized)	2.96%	2.91%	2.84%	2.99%	3.71%	3.57%

Receivables Delinquency Experience
(Dollars in Thousands)

	As of November 21,		As of December 21,
	2014		2013		2012
	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding
Receivables Outstanding	$16,848,332		$19,408,263		$20,374,821
Receivables Delinquent:
30-59 Days	180,719	1.07%	223,805	1.15%	240,178	1.18%
60-89 Days	139,424	0.83%	171,322	0.88%	175,120	0.86%
90-119 Days	112,437	0.67%	140,698	0.72%	142,810	0.70%
120-149 Days	102,267	0.61%	119,678	0.62%	116,342	0.57%
150-179 Days	91,638	0.54%	99,588	0.51%	101,894	0.50%
180 or More Days	0	0.00%	0	0.00%	0	0.00%
Total	$626,496	3.72%	$755,091	3.89%	$776,342	3.81%

	As of December 21,
	2011		2010		2009
	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding
Receivables Outstanding	$19,636,126		$18,165,466		$19,772,387
Receivables Delinquent:
30-59 Days	230,328	1.17%	239,331	1.32%	306,064	1.55%
60-89 Days	171,955	0.88%	182,981	1.01%	240,634	1.22%
90-119 Days	141,543	0.72%	156,931	0.86%	200,383	1.01%
120-149 Days	117,589	0.60%	141,554	0.78%	170,865	0.86%
150-179 Days	95,273	0.49%	110,458	0.61%	139,642	0.71%
180 or More Days	15	0.00%	4	0.00%	5	0.00%
Total	$756,702	3.85%	$831,259	4.58%	$1,057,593	5.35%

Account Delinquency Experience

	As of November 21,		As of December 21,
	2014		2013		2012
	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding
Accounts Outstanding	24,463,638		30,218,856		36,683,421
Accounts Delinquent:
30-59 Days	108,229	0.44%	150,856	0.50%	201,009	0.55%
60-89 Days	74,233	0.30%	104,695	0.35%	126,736	0.35%
90-119 Days	57,298	0.23%	81,893	0.27%	97,742	0.27%
120-149 Days	50,142	0.20%	68,371	0.23%	74,700	0.20%
150-179 Days	44,481	0.18%	55,793	0.18%	63,945	0.17%
180 or More Days	3	0.00%	0	0.00%	0	0.00%
Total	334,386	1.37%	461,608	1.53%	564,132	1.54%

	As of December 21,
	2011		2010		2009
	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding
Accounts Outstanding	38,362,612		36,768,070		42,944,125
Accounts Delinquent:
30-59 Days	176,207	0.46%	185,246	0.50%	249,590	0.58%
60-89 Days	117,955	0.31%	124,760	0.34%	177,159	0.41%
90-119 Days	93,716	0.24%	103,634	0.28%	141,317	0.33%
120-149 Days	76,267	0.20%	90,730	0.25%	118,525	0.28%
150-179 Days	62,484	0.16%	70,391	0.19%	96,242	0.22%
180 or More Days	6	0.00%	4	0.00%	2	0.00%
Total	526,635	1.37%	574,765	1.56%	782,835	1.82%

Revenue Experience

The net revenues collected from finance charges and fees related to accounts in the trust portfolio for each of the periods shown are set forth in the following table. Fees include late fees, pay by phone fees, over limit fees, balance transfer fees, cash advance fees and returned check fees.

We cannot assure you that the future revenue experience for the receivables in the trust portfolio will remain similar to the historical experience set forth below.

Revenue Experience
(Dollars in Thousands)

	Eleven Months Ended November 21,	Securitization Reporting Year
	2014	2013	2012	2011	2010	2009
Average Principal Receivables Outstanding	$17,242,748	$18,127,172	$17,676,845	$17,155,868	$17,547,629	$17,645,181
Collected Finance Charges and Fees	$4,195,582	$4,771,273	$4,392,709	$3,972,184	$4,275,252	$4,241,337
Collected Finance Charges and Fees as a Percentage of Average Principal Receivables Outstanding (Annualized)	26.54%	26.32%	24.85%	23.15%	24.36%	24.04%